UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2025

JUNIPER NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34501	77-0422528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1133 Innovation Way
Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 745-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	JNPR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously disclosed, on January 9, 2024, Juniper Networks, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) by and among the Company, Hewlett Packard Enterprise Company, a Delaware corporation (“Parent”), and Jasmine Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

On January 30, 2025, the U.S. Department of Justice filed a complaint in the United States District Court for the Northern District of California seeking to enjoin the Merger (the “Action”).

Also on January 30, 2025, the Company and Parent issued a joint press release in response to the Action. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including the exhibit referenced herein and attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-looking Statements

This document contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and assumptions. If such risks or uncertainties materialize or such assumptions prove incorrect, the results of Parent and its consolidated subsidiaries, and the Company and its consolidated subsidiaries, could differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, but not limited to, any statements regarding the outcome of the litigation; any statements regarding the ability of Parent to integrate and implement its plans, forecasts and other expectations with respect to the Company’s business after the completion of the transaction, and to realize additional opportunities for growth and innovation; any statements regarding the expected benefits of the transaction contemplated by this document, including enhanced opportunities for growth, the delivery of customer benefits and the realization and timing of economic benefits; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Risks, uncertainties and assumptions include the ability of Parent and the Company to prevail in the litigation prior to the termination of the merger agreement or to prevail at all; the possibility that the expected benefits of the consummated transaction may not materialize as expected; that the parties are unable to successfully implement integration strategies; potential adverse business uncertainty resulting from the completion of the transaction; and other risks that are described in Parent’s and the Company’s SEC reports, including but not limited to the risks described in Parent’s Annual Report on Form 10-K for its fiscal year ended October 31, 2024 and the Company’s Quarterly Report on Form 10-Q for its fiscal quarter ended September 30, 2024, both filed with the Securities and Exchange Commission. Parent and the Company assume no obligation and do not intend to update these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

99.1	Joint Press Release, issued by Juniper Networks, Inc. and Hewlett Packard Enterprise Company, dated January 30, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2025

Juniper Networks, Inc.

By:	/s/ Robert Mobassaly
Name:	Robert Mobassaly
Title:	Senior Vice President and General Counsel